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             SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549
                 __________________________

                          FORM 8-K

     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                 THE SECURITIES ACT OF 1934
                 __________________________

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                       April 8, 1999
                 __________________________

                 R-B RUBBER PRODUCTS, INC.
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                 __________________________


    OREGON               0-25974               93-0967413
(State or other        (Commission          (I.R.S. Employer
  jurisdiction         File Number)        Identification No.)
of incorporation)
                 __________________________

      904 East 10th Avenue, McMinnville, Oregon  97128
    (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (503) 472-4691

                            NONE
(Former name or former address, if changed since last report)









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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

(a) No change in control of the registrant has occurred as of the date of this filing.

(b) On April 8, 1999 the registrant entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Dash Multi-Corp, Inc. ("Dash"), under which Dash will make a tender offer (the "Tender Offer") for approximately seventy percent (70%) of the common stock of the registrant. The Tender Offer is described in the joint press release issued by the registrant and Dash, which is filed as Exhibit 1.1 hereto and incorporated herein by this reference. Additional information regarding the Tender Offer is available in the Schedule 14D-1 filed by Dash with the Commission as of April 14, 1999 and the exhibits incorporated therein, and in the Schedule 14D-9 filed by the registrant with the Commission as of April 14, 1999 and the exhibits incorporated therein. The
             Schedule 14D-9 and the Schedule 14D-1 are collectively referred to herein as the "Regulatory Filings." A tender offer statement is being made available to the stockholders of the registrant by mail and are otherwise available on request from the offices of the registrant or Dash.

             If the Tender Offer is consummated as described in the Stock Purchase Agreement and the Regulatory Filings, a change in control of the registrant will occur as described therein. The persons acquiring control; the amount of consideration used by those persons; the basis of control; the percentage of voting securities of the registrant to be acquired by the persons acquiring control; and the identity of the persons from whom control would be assumed, are described in the Regulatory Filings. The source of funds used for the acquisition of control is the cash reserves of Dash.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None.

ITEM 5. OTHER EVENTS.

None.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

None.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     None.

(b)     None.

(c)     Exhibits.

        Exhibit        Item
        1.1 Joint Press Release of Dash and the registrant dated and released as of April 9, 1999.

ITEM 8.           CHANGE IN FISCAL YEAR.

None.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

None.

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 R-B RUBBER PRODUCTS, INC.


                                 /s/ Ronald L. Bogh
                                 ---------------------------------------
                                 Ronald L. Bogh
                                 President, Chief Executive Officer
                                 and Chairman of the Board

Dated:  April 13, 1999